SUPPLEMENT DATED SEPTEMBER 23, 2011

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2011

    On September 15, 2011, the Board of Trustees (“Board”) of First Investors Life Series Funds approved, subject to approval by the shareholders of Life Series Blue Chip Fund (“Blue Chip Fund”) and certain state insurance regulators, the reorganization of Blue Chip Fund into Life Series Growth & Income Fund (“Growth & Income Fund”).  Once the necessary approvals are obtained, shares held by each shareholder of Blue Chip Fund will be exchanged for shares of Growth & Income Fund with the same aggregate value as the shareholder had in Blue Chip Fund immediately before the reorganization.  Shareholders of Blue Chip Fund will become shareholders of Growth & Income Fund and Blue Chip Fund will then be terminated.  The exchange of shares of Blue Chip Fund for shares of Growth & Income Fund is intended to be a tax-free transaction for federal income tax purposes and, as such, it is not considered a taxable event.

    The special meeting of Blue Chip Fund shareholders to approve the reorganization has been set for December 8, 2011.  Each Blue Chip Fund shareholder of record as of September 22, 2011 will receive a Prospectus and Proxy Statement that discusses the proposed reorganization prior to the shareholder meeting.

LSP0911